UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 10, 2019

FRANCHISE GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001-35588 (Commission File Number)	27-3561876 (IRS Employer Identification No.)

1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454

(Address of Principal Executive Offices) (Zip Code)

(757) 493-8855

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Form 8-K previously filed by Franchise Group, Inc. (formerly known as Liberty Tax, Inc.) (“Franchise Group” or the “Company”) on July 11, 2019. This report includes the financial statements that had been omitted from the previously filed Current Report on Form 8-K as permitted by Item 9.01(a)(4) of Form 8-K.

On July 10, 2019 (the “Closing Date”), Franchise Group entered into and completed certain transactions contemplated by an Agreement of Merger and Business Combination Agreement (the “Agreement”), by and among Franchise Group and Buddy’s Newco, LLC (“Buddy’s”), Franchise Group New Holdco, LLC, a wholly-owned direct subsidiary of the Company (“New Holdco”), Franchise Group B Merger Sub, LLC, a wholly-owned indirect subsidiary of New Holdco (“Merger Sub”), and Vintage RTO, L.P., solely in its capacity as the representative of the former equity holders of Buddy’s (the “Buddy’s Members”). Pursuant to the Agreement, Merger Sub merged with and into Buddy’s (the “Merger”), with Buddy’s continuing as the surviving entity in the Merger and as a wholly-owned indirect subsidiary of New Holdco. Franchise Group is filing this Current Report on Form 8-K/A to provide certain financial statements and unaudited pro forma financial information of Buddy’s required by Item 9.01 of Form 8-K and should be read in conjunction with Franchise Group’s Current Report on Form 8-K previously filed on July 11, 2019.

Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements for Buddy’s and its subsidiaries as of and for the years ended December 31, 2018 and 2017, including the notes to such financial statements and the report of Rivero, Gordimer & Company, P.A. are filed with this Current Report on Form 8-K/A as Exhibit 99.1 and are incorporated by reference herein.

The unaudited balance sheet of Buddy’s and its subsidiaries as of March 31, 2019, the audited balance sheet as of December 31, 2018, and the unaudited statements of comprehensive income and statements of cash flows for the three months ended March 31, 2019 and March 31, 2018, are filed with this Current Report on Form 8-K/A as Exhibit 99.2 and are incorporated by reference herein.

(b)	Pro forma Financial Information

The unaudited pro forma financial information included with this Current Report on Form 8-K/A has been prepared to illustrate the pro forma effects of the Merger.  The unaudited pro forma combined balance sheet as of April 30, 2019 and the unaudited pro forma combined statement of operations for the year ended April 30, 2019 are filed with this Current Report on Form 8-K/A as Exhibit 99.3 and are incorporated by reference herein. The unaudited pro forma combined balance sheet as of April 30, 2019 gives effect to the Merger as if it had occurred as of April 30, 2019. The unaudited pro forma combined statements of operations for the year ended April 30, 2019 gives effect to the Merger as if it had occurred as of May 1, 2018. All pro forma information in this Current Report on Form 8-K/A has been prepared for informational purposes only and is not necessarily indicative of the past or future results of operations or financial position of Buddy’s or the Company.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibits

23.1	Consent of Rivero, Gordimer & Company, P.A.

99.1	Consolidated Financial Statements for Buddy’s Newco, LLC and Subsidiaries as of and for the two years ended December 31, 2018 and 2017

99.2	Consolidated Financial Statements for Buddy’s Newco, LLC and Subsidiaries as of and for the three months ended March 31, 2019 and 2018

99.3	Unaudited pro forma combined balance sheet as of April 30, 2019 and the unaudited pro forma combined statement of operations for the year ended April 30, 2019

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

23.1	Consent of Rivero, Gordimer & Company, P.A.

99.1	Consolidated Financial Statements for Buddy’s Newco, LLC and Subsidiaries as of and for the two years ended December 31, 2018 and 2017

99.2	Consolidated Financial Statements for Buddy’s Newco, LLC and Subsidiaries as of and for the three months ended March 31, 2019 and 2018

99.3	Unaudited pro forma combined balance sheet as of April 30, 2019 and the unaudited pro forma combined statement of operations for the year ended April 30, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCHISE GROUP, INC.

Date: September 24, 2019	By:	/s/ Michael S. Piper
Michael S. Piper
Vice President and Chief Financial Officer